Exhibit 99.4

SPECIAL MEETING OF STOCKHOLDERS OF
THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

[  ], 2007

PLEASE DATE, SIGN AND MAIL
YOUR PROXY CARD IN THE
ENVELOPE PROVIDED AS SOON
AS POSSIBLE.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		For	Against	Abstain
(1)

Proposal to approve the issuance of A&P common stock pursuant to the Agreement and Plan of Merger, dated as of March 4, 2007, by and among A&P, Merger Sub (a wholly owned subsidiary of A&P established for the purpose of effecting the merger) and Pathmark, as amended from time to time, which provides for the merger of Merger Sub with and into Pathmark.

		☐	☐	☐
(THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”)
(2)

Proposal to approve an amendment to the A&P charter in the form attached to the accompanying joint proxy statement/prospectus as Annex H to exempt the transactions contemplated by the merger agreement and the agreements entered into in connection therewith from the preemptive rights provisions of Article VII of the A&P charter.

		☐	☐	☐
(THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”)
(3)	Proposal to adjourn or recess the special meeting, if necessary, to solicit additional proxies.	☐	☐	☐
(THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”)

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

To change the address on your account, please check the box at right and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dear Stockholder:

We are pleased to send you our Joint Proxy Statement/Prospectus on Form S-4. The Special Meeting of Stockholders will be held at [  ] A.M. (E.D.T.) on [  ], [  ], 2007 at [  ]. If you are interested in further information about the Company, you are invited to contact our Treasury Department at the executive offices at 2 Paragon Drive, Montvale, New Jersey or contact the A&P’s home page at www.aptea.com.

Sincerely,

Allan Richards, Senior Vice President, Human Resources, Labor Relations, Legal Services & Secretary

IMPORTANT NOTICE: All Special Meeting attendees may be asked to present a valid government-issued photo identification, such as a driver’s license or passport, before entering the meeting. In addition, video and audio recording devices and other electronic devices will not be permitted at the Special Meeting, and attendees will be subject to security inspections.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

PROXY—FOR THE SPECIAL MEETING—[  ], 2007
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned, having received the Notice of Meeting and Joint Proxy Statement/Prospectus on Form S-4 dated [  ], 2007, hereby appoints CHRISTIAN W. E. HAUB, ALLAN RICHARDS and CHRISTOPHER MCGARRY, and each or any of them as Proxies with full power of substitution, to attend the Special Meeting of Stockholders to be held at [  ] A.M. (E.D.T.) [  ], 2007, at [  ], and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with all powers which the undersigned would possess if personally present. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” ITEMS (1), (2) AND (3), ALL OF SAID ITEMS BEING MORE FULLY DESCRIBED IN THE NOTICE OF MEETING AND THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS ON FORM S-4. THE UNDERSIGNED RATIFIES AND CONFIRMS ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO BY VIRTUE HEREOF.

(TO BE SIGNED ON REVERSE SIDE)

SPECIAL MEETING OF STOCKHOLDERS OF

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

[  ], 2007

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.
     —OR—
TELEPHONE—Call toll-free 1-800-PROXIES (1- 800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
     —OR—
INTERNET—Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not authorizing a proxy via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		For	Against	Abstain
(1)

Proposal to approve the issuance of A&P common stock pursuant to the Agreement and Plan of Merger, dated as of March 4, 2007, by and among A&P, Merger Sub (a wholly owned subsidiary of A&P established for the purpose of effecting the merger) and Pathmark, as amended from time to time, which provides for the merger of Merger Sub with and into Pathmark.

		☐	☐	☐
(THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”)
(2)

Proposal to approve an amendment to the A&P charter in the form attached to the accompanying joint proxy statement/prospectus as Annex H to exempt the transactions contemplated by the merger agreement and the agreements entered into in connection therewith from the preemptive rights provisions of Article VII of the A&P charter.

		☐	☐	☐
(THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”)
(3)	Proposal to adjourn or recess the special meeting, if necessary, to solicit additional proxies.	☐	☐	☐

(THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”)

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Confidential Voting Instruction Form represents voting rights in the following number of equivalent shares of A&P Common Stock as of [ ], 2007.

To change the address on your account, please check the box at right and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:

NOTE: Please sign exactly as your name or names appear on this Confidential Voting Instruction Form. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CONFIDENTIAL VOTING INSTRUCTION FORM

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

SAVINGS PLAN

PRUDENTIAL TRUST COMPANY - TRUSTEE

I hereby direct that the votes entitled to be cast with respect to shares of The Great Atlantic & Pacific Tea Company, Inc. held by the Trustee and allocated to my account shall be cast at the Special Meeting of Stockholders of the Company, to be held on [  ], 2007, and at any adjournment or postponement of such meeting, as specified herein, and, if no direction is specified, that such votes shall be cast “FOR” items (1), (2) and (3).

By my signature on the reverse, I hereby acknowledge receipt of the Notice of the Special Meeting and the Joint Proxy Statement/Prospectus on Form S-4 dated [  ], 2007.

PLEASE SIGN, DATE AND RETURN THIS FORM BEFORE [  ], 2007. AS TO MATTERS COMING BEFORE THE MEETING FOR WHICH NO SIGNED DIRECTION IS RECEIVED BY THE TRUSTEE PRIOR TO [  ], 2007, THE TRUSTEE MAY CAST VOTES ON YOUR BEHALF IN SUCH MANNER AS THE TRUSTEE MAY, IN ITS DISCRETION, DETERMINE.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE, AND RETURN IN THE
ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)